UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 1, 2014 (March 2014)

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE

(States or other jurisdictions

of incorporation)

001-14141 333-46983	13-3937434 13-3937436
(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE NEW YORK, NEW YORK	10016
(Address of principal executive offices)	(Zip Code)

(212) 697-1111

Registrants’ telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

L-3 Communications Holdings, Inc. (“L-3”) and its wholly-owned subsidiary L-3 Communications Corporation (“L-3 Communications”, and together with L-3, the “Company” or “our”) are filing this Current Report on Form 8-K to recast the consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on February 25, 2014 in our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”) following a realignment of our segments.

In the first quarter of 2014, we reorganized our business segments to better align our organizational structure with customer priorities and increase operational efficiencies. After the realignment, L-3’s structure consists of the following four segments: Aerospace Systems, Electronic Systems, Communication Systems and National Security Solutions as further described below.

Aerospace Systems: combines the operations of the former Platform & Logistics Solutions (P&LS) segment with Intelligence, Surveillance and Reconnaissance (ISR) Systems. ISR Systems was part of the former Command, Control, Communications, Intelligence, Surveillance and Reconnaissance (C3ISR) segment. Aerospace Systems delivers integrated solutions for the global ISR market and provides modernization, upgrade, sustainment, and maintenance and logistics support for a wide variety of aircraft and ground systems. Aerospace Systems had 2013 net sales of $4,561 million.

Electronic Systems: includes all of its previous businesses historically included in this segment except the Microwave Products businesses, which are now part of Communication Systems. Electronic Systems provides a broad range of components, products, subsystems, systems and related services for military and commercial customers. Electronic Systems had 2013 net sales of $4,605 million.

Communication Systems: combines the operations of the Microwave Products businesses, which were previously part of the Electronic Systems segment, with the operations of the Networked and Secure Communications Products businesses, previously part of the former C3ISR segment. Communication Systems delivers products and services for the global communications market, specializing in strategic and tactical airborne, space, ground and sea-based communication systems. Communication Systems had 2013 net sales of $2,168 million.

National Security Solutions (NSS): remains unchanged. NSS will continue to provide cybersecurity solutions, high-performance computing, enterprise IT services, analytics and intelligence analysis. NSS had 2013 net sales of $1,295 million.

As required by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 280, Segment Reporting, if a public entity changes the structure of its internal organization in a manner that causes the composition of its reportable segments to change, the corresponding information for earlier periods, including interim periods, shall be restated unless it is impracticable to do so. Accordingly, attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the following portions of the Form 10-K that have been revised to reflect the realignment of our segments: Business (Item 1), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). The segment-specific information in these exhibits is consistent with the presentation of segments in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2014, filed with the SEC on May 1, 2014. The change in segments did not impact previously reported consolidated operating income, net income, or earnings per share.

This Current Report is being filed only for the purposes described above. All other information in the Annual Report on Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, on

February 25, 2014. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the Company’s Form 10-Q for the quarter ended March 28, 2014. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2013, filed on February 25, 2014, except to the extent portions of such Form 10-K have been revised in this Form 8-K, in which case, they refer to the applicable revised portion in this Form 8-K.

Forward-Looking Statements

Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including in particular, the likelihood of our success in developing and expanding our business and the realization of sales from backlog, include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.

All statements other than historical facts, may be forward-looking statements, such as “may,” “will,” “should,” “likely,” “projects,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are used to identify forward-looking statements. The Company cautions investors that these statements are subject to risks and uncertainties many of which are difficult to predict and generally beyond the Company’s control that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Some of the factors that could cause actual results to differ include, but are not limited to, the following: our dependence on the defense industry; backlog processing and program slips resulting from delayed awards and/or funding from the Department of Defense (DoD) and other major customers; the U.S. Government fiscal situation; changes in DoD budget levels and spending priorities; U.S. Government failure to raise the debt ceiling; our reliance on contracts with a limited number of customers and the possibility of termination of government contracts by unilateral government action or for failure to perform; the extensive legal and regulatory requirements surrounding many of our contracts; our ability to retain our existing business and related contracts; our ability to successfully compete for and win new business; or, identify, acquire and integrate additional businesses; our ability to maintain and improve our operating margin; the availability of government funding and changes in customer requirements for our products and services; our significant amount of debt and the restrictions contained in our debt agreements; our ability to continue to recruit, retain and train our employees; actual future interest rates, volatility and other assumptions used in the determination of pension benefits and equity based compensation, as well as the market performance of benefit plan assets; our collective bargaining agreements, our ability to successfully negotiate contracts with labor unions and our ability to favorably resolve labor disputes should they arise; the business, economic and political conditions in the markets in which we operate; global economic uncertainty; the DoD’s Better Buying Power and other efficiency initiatives; events beyond our control such as acts of terrorism; our ability to perform contracts on schedule; our international operations; our extensive use of fixed-price type revenue arrangements; the rapid change of technology and high level of competition in which our businesses participate; our introduction of new products into commercial markets or our investments in civil and commercial products or companies; the outcome of litigation matters; results of audits by U.S. Government agencies and of on-going governmental investigations; the impact on our business of improper conduct by our employees, agents or business partners; ultimate resolution of contingent matters, claims and investigations relating to acquired businesses, and the impact on the final purchase price allocations; and the fair values of our assets.

In addition, for a discussion of other risks and uncertainties that could impair our results of operations or financial condition, see “Part I — Item 1A — Risk Factors” and Note 19 to our audited consolidated financial statements, in each case included in our Annual Report on Form 10-K for the year ended December 31, 2013.

Readers of this document are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

*23.1	Consent of PricewaterhouseCoopers LLP.

*99.1

Items from L-3 Communications Holdings, Inc. and L-3 Communications Corporation Annual Report on Form 10-K for the year ended December 31, 2013, revised to reflect recast segment information: Business (Item 1), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

*101.INS	XBRL Instance Document.

*101.SCH	XBRL Taxonomy Extension Schema Document.

*101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

*101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

*101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

*101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION
Date: May 1, 2014

	By:	/s/ RALPH G. D’AMBROSIO
	Title:	Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

EXHIBIT INDEX

Exhibit No.	Description

*23.1	Consent of PricewaterhouseCoopers LLP.

*99.1

Items from L-3 Communications Holdings, Inc. and L-3 Communications Corporation Annual Report on Form 10-K for the year ended December 31, 2013, revised to reflect recast segment information: Business (Item 1), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

*101.INS	XBRL Instance Document.

*101.SCH	XBRL Taxonomy Extension Schema Document.

*101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

*101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

*101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

*101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.